                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL
                                      FOR

                                    KB HOME

                             OFFER TO EXCHANGE ITS
                          6 3/8% SENIOR NOTES DUE 2011
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
        FOR ANY AND ALL OF THE OUTSTANDING 6 3/8% SENIOR NOTES DUE 2011

     Pursuant to, and subject to the terms and conditions described in, the
                      Prospectus dated September   , 2004

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON OCTOBER             , 2004, UNLESS EARLIER TERMINATED OR EXTENDED BY KB
HOME

                 The Exchange Agent for the Exchange Offer is:

                                 SUNTRUST BANK

              By Hand, Courier or                                 By Facsimile
         Registered or Certified Mail:                    (Eligible Institutions Only):
                                                                 (404) 588-7335
                 SunTrust Bank
              25 Park Place, N.E.
                  24th Floor
          Atlanta, Georgia 30303-2900
               Attn: Muriel Shaw
                         For Confirmation by Telephone: (404) 588-7067

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE VALID DELIVERY.

     Capitalized and uncapitalized terms defined in the Prospectus (as defined below) that are used but not defined herein shall have the same meaning given them in the Prospectus.

     This Letter of Transmittal need not be completed if (a) the 6 3/8% Senior Notes due 2011 (the "restricted notes") are being tendered by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Prospectus under "The Exchange Offer -- Procedures for Tendering Restricted Notes" and (b) an "agent's message" is delivered to the Exchange Agent as described in the Prospectus under "The Exchange Offer -- Procedures for Tendering Restricted Notes."

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. If restricted notes are registered in different names, a separate Letter of Transmittal must be submitted for each registered owner. See Instruction 2.

     This Letter of Transmittal (the "Letter") relates to the offer (the "Exchange Offer") of KB Home to exchange a 6 3/8% Senior Note due 2011 which has been registered under the Securities Act of 1933 (each, a "note") for each validly tendered and accepted restricted note, pursuant to the prospectus dated
September   , 2004 (as may be amended or
supplemented from time to time, the "Prospectus"). For each restricted note validly tendered and accepted for exchange, you will receive a note in the same aggregate principal amount. All tenders of restricted notes pursuant to the Exchange Offer must be received by the Exchange Agent prior to 5:00 p.m., New
York City time, on October   , 2004; provided that KB Home reserves the right,
at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. KB Home will notify holders of the restricted notes of any extension by means of a press release or other public announcement prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

     The Exchange Offer is subject to certain conditions precedent as set forth in the Prospectus under the caption "The Exchange Offer -- Certain Conditions to the Exchange Offer."

     This Letter is to be completed by a holder of restricted notes if a tender is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC pursuant to the procedures set forth in the Prospectus under "The Exchange Offer -- Procedures for Tendering Restricted Notes," but only if an agent's message is not delivered through DTC's Automated Tender Offer Program ("ATOP"). Tenders by book-entry transfer may also be made through ATOP. Direct and indirect DTC participants that are accepting the Exchange Offer may transmit their acceptance to DTC through ATOP. DTC will then verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will also send an agent's message to the Exchange Agent for its acceptance. The agent's message will state that DTC has received an express acknowledgment from the tendering holder of restricted notes, which acknowledgment will confirm that such holder of restricted notes received and agrees to be bound by, and makes each of the representations and warranties contained in, this Letter, and that KB Home may enforce this Letter against such holder of restricted notes. Delivery of the agent's message by DTC will satisfy the terms of the Exchange Offer in lieu of execution and delivery of this Letter by the DTC participant identified in the agent's message. Accordingly, this Letter need not be completed by a holder tendering through ATOP.

     Holders of restricted notes who are unable to complete the procedures for book-entry transfer of their restricted notes into the Exchange Agent's account at DTC prior to the Expiration Date must tender their restricted notes according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer -- Procedures for Tendering Restricted Notes."

     DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     The undersigned has completed, executed and delivered this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     List below the restricted notes to which this Letter relates. If restricted notes are registered in different names, a separate Letter must be submitted for each registered owner. See Instruction 2.

--------------------------------------------------------------------------------------------------
                             DESCRIPTION OF RESTRICTED NOTES TENDERED
--------------------------------------------------------------------------------------------------
            NAME OF DTC PARTICIPANT
      AND PARTICIPANT'S DTC ACCOUNT NUMBER                        PRINCIPAL AMOUNT
       IN WHICH RESTRICTED NOTES ARE HELD                   OF RESTRICTED NOTES TENDERED
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

              PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

Ladies and Gentlemen:

     By execution hereof, the undersigned acknowledges that he or she has received the Prospectus and this Letter, which together constitute KB Home's offer to exchange a note for each restricted note, on the terms and subject to the conditions of the Prospectus.

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to KB Home the principal amount of restricted notes indicated above pursuant to the Exchange Offer for a note in the same aggregate principal amount for each validly tendered restricted note. As used herein, "Exchange Date" shall mean the fifth business day following the Expiration Date.

     Subject to, and effective upon, the acceptance of restricted notes tendered hereby, by executing and delivering this Letter (or agreeing to the terms of this Letter pursuant to an agent's message) the undersigned: (i) irrevocably sells, assigns, and transfers to or upon the order of KB Home all right, title and interest in and to, and all claims in respect of or arising or having arisen as a result of the undersigned's status as a holder of the restricted notes tendered thereby; (ii) waives any and all rights with respect to the restricted notes tendered; and (iii) releases and discharges KB Home, the Trustee and the Exchange Agent with respect to the restricted notes from any and all claims such holder may have, now or in the future, arising out of or related to the restricted notes. The undersigned acknowledges and agrees that the tender of restricted notes made hereby may not be withdrawn except in accordance with the procedures set forth in the Prospectus.

     The undersigned represents and warrants that it has full power and authority to legally tender, exchange, assign and transfer the restricted notes tendered hereby and to acquire the notes issuable upon the exchange of such tendered restricted notes, and that, when and if the restricted notes tendered hereby are accepted for exchange, KB Home will acquire good and unencumbered title to the tendered restricted notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or KB Home to be necessary or desirable to transfer ownership of such restricted notes on the account books maintained by DTC. The undersigned agrees that acceptance of any and all validly tendered restricted notes by KB Home and issuance of notes in exchange therefor shall constitute performance in full by KB Home of certain of its obligations under the registration rights agreement, dated as of June 30, 2004, by and among KB Home and the guarantors and initial purchasers party thereto.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of KB Home) with respect to such restricted notes with full power of substitution to: (i) transfer ownership of such restricted notes on the account books maintained by DTC to, or upon the order of, KB Home; (ii) present such restricted notes for transfer of ownership on the books of KB Home; (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such restricted notes; and (iv) deliver, in book-entry form, the notes issuable upon acceptance of the restricted notes tendered hereby, together with any restricted notes not accepted in the Exchange Offer, to the DTC account designated herein by the undersigned, all in accordance with the terms and conditions of the Exchange Offer as described in the Prospectus.

     By tendering, the undersigned holder of restricted notes represents that:

     - any notes to be received by such holder will be acquired in the ordinary course of such holder's business;

     - such holder has no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities
       Act) of the notes;

     - such holder is not an affiliate (within the meaning of Rule 405 under the Securities Act) of us or any of the guarantors;

     - such holder is not engaged in, and does not intend to engage in, the distribution (within the meaning of the Securities Act) of the notes;

     - if such holder is a broker-dealer, such holder will receive the notes in exchange for restricted notes that were acquired for its own account as a result of market-making activities or other trading activities;

     - if such holder is a broker-dealer, such holder did not purchase the restricted notes being tendered in the exchange offer directly from us for resale pursuant to Rule 144A or Regulation S under the Securities Act or any other available exemption from registration under the Securities Act; and

     - such holder is not acting on behalf of any person who could not truthfully make the foregoing representations.

     Any holder of restricted notes who tenders restricted notes in the Exchange Offer for the purpose of participating in a distribution of the notes, or is a broker-dealer who purchased the restricted notes directly from us for resale pursuant to Rule 144A or Regulation S, cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in its series of interpretive "no-action" letters with respect to exchange offers and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any sale or transfer, unless an exemption from these requirements is otherwise available. If the undersigned is a broker-dealer, by tendering, the undersigned acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of notes received pursuant to the Exchange Offer in exchange for any restricted notes acquired for its own account as a result of market-making activities or other trading activities; however, by so acknowledging and delivering a prospectus in connection with the exchange of restricted notes, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     We understand that the staff of the SEC has taken the position that a broker-dealer who receives the notes in exchange for restricted notes that were acquired for its own account as a result of market-making activities or other trading activities (a "participating broker-dealer") may fulfill its prospectus delivery requirements with respect to the notes, other than a resale of an unsold allotment from the initial offering of the restricted notes, with the Prospectus. For a period of 180 days after the expiration date of the Exchange Offer, participating broker-dealers who notify us will be entitled to use the Prospectus in connection with the resale of notes, subject to exceptions, including our right to suspend the use of the Prospectus upon the terms and subject to the conditions set forth in the registration rights agreement referred to in the Prospectus, in which case the 180-day period will be extended by a number of days equal to the period of suspension. Each such participating broker-dealer will be subject to certain of the civil liability provisions under the Securities Act in connection with resales made pursuant to the Prospectus. Any participating broker-dealers required to use this Prospectus for resales of the notes must notify us of this fact by checking the box in this Letter of Transmittal requesting additional copies of these documents or by writing or telephoning the Exchange Agent.

     All authority conferred or agreed to be conferred in this Letter shall survive the death or incapacity of the undersigned and all obligations of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned.

     The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "The Exchange Offer -- Certain Conditions to the Exchange Offer." The undersigned recognizes that as a result of these conditions, as more particularly set forth in the Prospectus, KB Home may not be required to accept all or any of the restricted notes tendered hereby.

     The undersigned understands that a valid tender of restricted notes is not made in acceptable form and risk of loss therefore does not pass until receipt by the Exchange Agent of this Letter (or an agent's message in lieu thereof) or a facsimile hereof, duly completed, dated and signed, together with all accompanying evidences of authority and any other required documents and signature guarantees in form satisfactory to KB Home (which may delegate power in whole or in part to the Exchange Agent). All questions as to validity, form and eligibility of any tender of the restricted notes hereunder (including time of receipt) and acceptance of tenders and withdrawals of restricted notes will be determined by KB Home in its sole discretion (which may delegate power in whole or in part to the Exchange Agent) and such determination shall be final and binding.

     The undersigned acknowledges and agrees that issuance of the notes in exchange for validly tendered restricted notes that are accepted in the Exchange Offer will be made promptly after the Exchange Date.

     In the event that the "Special Issuance and Payment Instructions" box is completed, the undersigned hereby understands and acknowledges that any restricted notes tendered but not accepted in the Exchange Offer will be issued in the name(s), and delivered by book-entry transfer to the DTC account number(s), indicated in such box, provided that the undersigned has complied with the transfer restrictions applicable to the restricted notes set forth in the Indenture and the legend appearing on the restricted notes. However, the undersigned understands and acknowledges that KB Home has no obligation pursuant to the "Special Issuance and Payment Instructions" box to transfer any restricted notes from the name(s) of the registered holders thereof to the person indicated in such box, if KB Home does not accept any restricted notes so tendered. The undersigned acknowledges and agrees that KB Home and the Exchange Agent may, in appropriate circumstances, defer effecting transfer of restricted notes, and may retain such restricted notes, until satisfactory evidence of payment of transfer taxes payable on account of such transfer by the undersigned, or exemption therefrom, is received by the Exchange Agent.

     Your bank or broker can assist you in completing this form. The instructions included with this Letter must be followed. Questions and requests for assistance or for additional copies of the Prospectus and this Letter may be directed to the Exchange Agent, whose address and telephone number appear on the final page of this Letter.

--------------------------
    METHOD OF DELIVERY
--------------------------

[ ]  CHECK HERE IF
     TENDERED RESTRICTED
     NOTES ARE BEING
     DELIVERED BY
     BOOK-ENTRY TRANSFER
     MADE TO THE ACCOUNT
     MAINTAINED BY THE
     EXCHANGE AGENT WITH
     DTC, AND COMPLETE THE
     FOLLOWING:
-----------------------------------------------------------------------------

NAME OF TENDERING
INSTITUTION
-----------------------------------------------------------------------------

ACCOUNT NUMBER
-----------------------------------------------------------------------------

TRANSACTION CODE NUMBER


[ ]  CHECK HERE IF
     TENDERED RESTRICTED
     NOTES ARE BEING
     DELIVERED PURSUANT TO
     A NOTICE OF
     GUARANTEED DELIVERY,
     PREVIOUSLY DELIVERED
     TO THE EXCHANGE AGENT
     BY LETTER, TELEGRAM
     OR FACSIMILE
     TRANSMISSION AS
     DESCRIBED IN THE
     PROSPECTUS UNDER "THE
     EXCHANGE
     OFFER -- PROCEDURES
     FOR TENDERING
     RESTRICTED NOTES,"
     AND COMPLETE THE
     FOLLOWING:
-----------------------------------------------------------------------------

NAME OF REGISTERED
HOLDER(S)
-----------------------------------------------------------------------------

WINDOW TICKET NUMBER (IF
ANY)
-----------------------------------------------------------------------------

DATE OF EXECUTION OF
NOTICE OF GUARANTEED
DELIVERY
-----------------------------------------------------------------------------

NAME OF ELIGIBLE
INSTITUTION THAT
GUARANTEED DELIVERY


DELIVERED BY BOOK-ENTRY
  TRANSFER?
Yes [ ]         No [ ]
-----------------------------------------------------------------------------

ACCOUNT NUMBER
-----------------------------------------------------------------------------

TRANSACTION CODE NUMBER


[ ]  CHECK HERE IF YOU ARE
     A BROKER-DEALER WHO
     ACQUIRED THE
     RESTRICTED NOTES FOR
     ITS OWN ACCOUNT AS A
     RESULT OF MARKET
     MAKING OR OTHER
     TRADING ACTIVITIES (A
     "PARTICIPATING
     BROKER-DEALER"). WE
     WILL SEND YOU 10
     ADDITIONAL COPIES OF
     THE PROSPECTUS AND 10
     COPIES OF ANY
     AMENDMENTS OR
     SUPPLEMENTS THERETO.
--------------------------

                 SIGNATURE(S) OF HOLDER(S) OF RESTRICTED NOTES

Must be signed by registered holder(s) of restricted notes exactly as such participant's name appears on a security position listing as the owner of restricted notes, or by person(s) authorized to become holder(s) by endorsements and documents transmitted with this Letter. If signing is by attorney, executor, administrator, trustee or guardian, agent or other person acting in a fiduciary or representative capacity, please set forth full title. See Instructions 2 & 3.

--------------------------------------------------------------------------------
                                      DATE

--------------------------------------------------------------------------------
                                    NAME(S)

--------------------------------------------------------------------------------
                                    CAPACITY

--------------------------------------------------------------------------------
                           ADDRESS (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
DTC ACCOUNT TO WHICH NOTES SHOULD BE DELIVERED FOR EACH RESTRICTED NOTE ACCEPTED
                               SHOULD BE CREDITED

--------------------------------------------------------------------------------
        TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER (SEE INSTRUCTION 8)

--------------------------------------------------------------------------------
                      TELEPHONE NUMBER (INCLUDE AREA CODE)

                   SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS
                         (SEE INSTRUCTIONS 2, 3, 4 & 6)

     To be completed ONLY if notes for each restricted note accepted are to be issued, and restricted notes tendered but not accepted in the Exchange Offer are to be issued, in the name of someone other than the undersigned registered owner and to a DTC account number other than the account number specified above.

     Record ownership of notes in book-entry form, and issue restricted notes tendered but not accepted in the Exchange Offer, in the name and to the DTC account number set forth below.

--------------------------------------------------------------------------------
                                      NAME

--------------------------------------------------------------------------------
                                 DTC ACCOUNT #

--------------------------------------------------------------------------------
                          ADDRESS (INCLUDING ZIP CODE)

--------------------------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                              (SEE INSTRUCTION 8)

          MEDALLION SIGNATURE GUARANTEE (SEE INSTRUCTIONS 2 & 3 BELOW) (CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION)

--------------------------------------------------------------------------------
              NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES

--------------------------------------------------------------------------------
                          ADDRESS (INCLUDING ZIP CODE)

--------------------------------------------------------------------------------
                     TELEPHONE NUMBER (INCLUDING AREA CODE)

--------------------------------------------------------------------------------
                              AUTHORIZED SIGNATURE

--------------------------------------------------------------------------------
                                  PRINTED NAME

--------------------------------------------------------------------------------
                                     TITLE

--------------------------------------------------------------------------------
                                      DATE

                                  INSTRUCTIONS

     1. Delivery of Letter of Transmittal. To tender restricted notes in the Exchange Offer, book-entry transfer of the restricted notes into the Exchange Agent's account with DTC, as well as a properly completed and duly executed copy or manually signed facsimile of this Letter, or an agent's message in lieu of this Letter, and any other documents required by this Letter, must be received by the Exchange Agent, at its address set forth herein, prior to 5:00 p.m. New York City time on the Expiration Date. Tenders of restricted notes in the Exchange Offer may be made prior to the Expiration Date in the manner described in the preceding sentence and otherwise in compliance with this Letter.

     THE METHOD OF DELIVERY OF THIS LETTER, AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT, INCLUDING DELIVERY THROUGH DTC AND ANY ACCEPTANCE OF AN AGENT'S MESSAGE TRANSMITTED THROUGH DTC'S AUTOMATED TENDER OFFER PROGRAM, IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER OF RESTRICTED NOTES. IF SUCH DELIVERY IS MADE BY MAIL, IT IS SUGGESTED THAT THE HOLDER USE PROPERLY INSURED, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED AND THAT SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY. NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS OF RESTRICTED NOTES WILL BE ACCEPTED. EXCEPT AS OTHERWISE PROVIDED BELOW, DELIVERY WILL BE MADE WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. THIS LETTER AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT ONLY TO THE EXCHANGE AGENT, NOT TO KB HOME OR DTC.

     Restricted notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to 5:00 p.m. New York City time on the Expiration Date. In order to be valid, notice of withdrawal of tendered restricted notes must comply with the requirements set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal Rights."

     2. Signatures on Letter of Transmittal, Powers and Endorsements. This Letter must be signed by or on behalf of the registered holder(s) of the restricted notes tendered hereby. The signature(s) on this Letter must be exactly the same as the name(s) that appear(s) on the security position listing of DTC in which such holder of restricted notes is a participant, without alteration or enlargement or any change whatsoever. IN ALL OTHER CASES, ALL SIGNATURES ON LETTERS OF TRANSMITTAL MUST BE GUARANTEED BY A MEDALLION SIGNATURE GUARANTOR.

     If any of the restricted notes tendered hereby are registered in the name of two or more holders, all such holders must sign this Letter.

     If this Letter or any restricted notes or powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by KB Home, proper evidence satisfactory to KB Home of their authority so to act must be submitted with this Letter.

     3. Guarantee of Signatures. Except as otherwise provided below, all signatures on a letter of transmittal or a notice of withdrawal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the NYSE Medallion Signature Program or the Stock Exchange Medallion Program. Signatures on a letter of transmittal need not be guaranteed if:

     - the letter of transmittal is signed by a participant in DTC whose name appears on a security position listing of DTC as the owner of the restricted notes and the holder(s) has not completed the portion entitled "Special Issuance and Payment Instructions" on the letter of transmittal; or

     - the restricted notes are tendered for the account of an Eligible Guarantor Institution (defined below).

     If this Letter is not signed by the holder, the holder must transmit a separate, properly completed power with this Letter (in either case, executed exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or power guaranteed by a Medallion Signature Guarantor, unless such powers are executed by an Eligible Guarantor Institution (defined below).

     An Eligible Guarantor Institution (as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), means:

          (i) Banks (as defined in Section 3(a) of the Federal Deposit Insurance
     Act);

          (ii) Brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, and government securities brokers, as those terms are defined under the Exchange Act;

          (iii) Credit unions (as that term is defined in Section 19b(1)(A) of the Federal Reserve Act);

          (iv) National securities exchanges, registered securities associations, and clearing agencies, as those terms are used under the Exchange Act; and

          (v) Savings associations (as that term is defined in Section 3(b) of the Federal Deposit Insurance Act).

     For a correction of name or a change in name which does not involve a change in ownership, you may proceed as follows: for a change in name by marriage, etc., this Letter should be signed, e.g., "Mary Doe, now by marriage, Mary Jones." For a correction in name, this Letter should be signed, e.g., "James E. Brown, incorrectly inscribed as J. E. Brown." In any such case, the signature on this Letter must be guaranteed as provided above, and the holder must complete the Special Issuance and Payment Instructions above.

     You should consult your own tax advisor as to possible tax consequences resulting from the issuance of notes, as described above, in a name other than that of the registered holder(s) of the surrendered restricted notes.

     4. Transfer Taxes. KB Home will pay all transfer taxes, if any, applicable to the exchange of restricted notes to KB Home in the Exchange Offer. If transfer taxes are imposed for any other reason, the amount of those transfer taxes, whether imposed on the registered holder or any other persons, will be payable by the tendering holder. Other reasons transfer taxes could be imposed include:

     - notes, or restricted notes that are tendered for exchange in part only or that are not accepted for exchange, are to be issued in the name of any person other than the registered holder of the restricted notes tendered; or

     - tendered restricted notes are registered in the name of any person other than the person signing this Letter; or

     - a transfer tax is imposed for any reason other than the exchange of restricted notes for notes pursuant to the Exchange Offer.

     If satisfactory evidence of payment of or exemption from those transfer taxes is not submitted with the Letter, the amount of those transfer taxes will be billed directly to the tendering holder and/or withheld from any payments due with respect to the restricted notes tendered by such holder.

     5. Validity of Surrender; Irregularities. All questions as to validity, form and eligibility of any surrender of the restricted notes hereunder will be determined by KB Home, in its sole discretion (which may delegate power in whole or in part to the Exchange Agent), and such determination shall be final and binding. KB Home reserves the right to waive any irregularities or defects in the surrender of any restricted notes and its interpretations of the terms and conditions of this Letter (including these instructions) with respect to such irregularities or defects shall be final and binding. A surrender will not be deemed to have been made until all irregularities have been cured or waived.

     6. Special Issuance and Payment Instructions and Special Delivery Instructions. Indicate the name in which ownership of the notes on the DTC security listing position is to be recorded if different from the name of the person(s) signing this Letter. A Social Security Number will be required.

     7. Additional Copies. Additional copies of this Letter may be obtained from the Exchange Agent at the address listed below.

     8. Substitute Form W-9. You are required, unless an exemption applies, to provide the Exchange Agent with a correct Taxpayer Identification Number ("TIN"), generally your social security number or employer identification number, and with certain other information, on Substitute Form W-9, which is provided below, and to certify, under penalties of perjury, that such TIN is correct and that you are not subject to backup withholding. If the restricted notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report. Failure to provide the information on the form may subject the holder (or other payee) to a penalty of $50 imposed by the Internal Revenue Service ("IRS") and federal income tax backup withholding on the payment of the amounts due. The box in Part 3 of the form may be checked if you have not been issued a TIN and have applied for a number or intend to apply for a number in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent will backup withhold on payment of the amounts due until a TIN is provided to the Exchange Agent.

        IF FURTHER INSTRUCTIONS ARE DESIRED, CONTACT THE EXCHANGE AGENT.

                                 SUNTRUST BANK
                              25 PARK PLACE, N.E.
                                   24TH FLOOR
                          ATLANTA, GEORGIA 30303-2900
                                 (404) 588-7067
                               ATTN: MURIEL SHAW

                           IMPORTANT TAX INFORMATION

     As described in Instruction 8, under U.S. federal income tax law, a holder whose restricted notes are accepted for exchange is required by law to provide the Exchange Agent with such holder's correct TIN on Substitute Form W-9 (provided below). Certain holders (including, among others, all corporations and certain foreign individuals and entities) may be exempted from these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that holder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent. Holders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

     If backup withholding applies, the Exchange Agent may be required to backup withhold on any such payments made to the holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

     GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER FOR THE PAYEE
(YOU) TO GIVE THE PAYER. -- Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

------------------------------------------------------------------
                                   GIVE THE SOCIAL SECURITY NUMBER
                                   OR EMPLOYER IDENTIFICATION
FOR THIS TYPE OF ACCOUNT:          NUMBER OF --
------------------------------------------------------------------
1.   Individual                    The Individual
2.   Two or more individuals       The actual owner of the account
     (joint account)               or, if combined funds, the
                                   individual on the account(1)
3.   Custodian account of a minor  The minor(2)
     (Uniform Gift to Minors Act)
4.   a. The usual revocable        The grantor-trustee(1)
     savings trust account
        (grantor is also trustee)
     b. So-called trust account    The actual owner(1)
     that is not a legal or valid
        trust under state law
5.   Sole proprietorship           The owner(3)
6.   Sole proprietorship           The owner(3)
------------------------------------------------------------------

------------------------------------------------------------------
                                   GIVE THE SOCIAL SECURITY NUMBER
                                   OR EMPLOYER IDENTIFICATION
FOR THIS TYPE OF ACCOUNT:          NUMBER OF --
------------------------------------------------------------------
 7.  A valid trust, estate, or     The legal entity(4)
     pension trust
 8.  Corporate                     The corporation
 9.  Association, club,            The organization
     religious, charitable,
     educational, or other
     tax-exempt organization
10.  Partnership                   The partnership
11.  A broker or registered        The broker or nominee
     nominee
12.  Account with the Department   The public entity
     of Agriculture in the name
     of a public entity (such as
     a state or local government,
     school district, or prison)
     that receives agricultural
     program payments
------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.
(2) Circle the minor's name and furnish the minor's social security number.
(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one).
(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from withholding include:

  - An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

  - The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or instrumentality of any one or more of the foregoing.

  - An international organization or any agency or instrumentality thereof.

  - A foreign government and any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

  - A corporation.

  - A financial institution.

  - A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

  - A real estate investment trust.

  - A common trust fund operated by a bank under Section 584(a).

  - An entity registered at all times during the tax year under the Investment Company Act of 1940.

  - A middleman known in the investment community as a nominee or custodian.

  - A futures commission merchant registered with the Commodity Futures Trading Commission.

  - A foreign central bank of issue.

  - A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends generally exempt from backup withholding include:

  - Payments to nonresident aliens subject to withholding under Section 1441.

  - Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

  - Payments of patronage dividends not paid in money.

  - Payments made by certain foreign organizations.

  - Section 404(k) payments made by an ESOP.

Payments of interest generally exempt from backup withholding include:

  - Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payer.

  - Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

  - Payments described in Section 6049(b)(5) to nonresident aliens.

  - Payments on tax-free covenant bonds under Section 1451.

  - Payments made by certain foreign organizations.

  - Mortgage interest paid to you.

Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

EXEMPT PAYEES DESCRIBED ABOVE MUST FILE FORM W-9 OR A SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" IN PART II OF THE FORM, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER.

PRIVACY ACT NOTICE -- Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold up to 28% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to payer. Certain penalties may also apply.

PENALTIES

(1) FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

-----------------------------------------------------------------------------------------------------------------------
                                                     PAYER'S NAME:
-----------------------------------------------------------------------------------------------------------------------
        SUBSTITUTE             PART 1 -- PLEASE PROVIDE YOUR NAME AND TIN IN THE BOX    Name
         FORM W-9              AT RIGHT AND CERTIFY BY SIGNING AND DATING
                               BELOW.                                                   ------------------------------
DEPARTMENT OF THE TREASURY     -----------------------------------------------------    Social Security Number
 INTERNAL REVENUE SERVICE      PART 2
                               Certification -- Under penalty of perjury, I certify     ------------------------------
    PAYER'S REQUEST FOR        that: (1) The number shown on this form is my correct    OR
  TAXPAYER IDENTIFICATION      Taxpayer Identification Number (or I am waiting for a
       NUMBER (TIN)            number to be issued to me), and (2) I am not subject     Employer Identification Number
                               to backup withholding because (a) I am exempt from
                               backup withholding, or (b) I have not been notified      -------------------------------
                               by the Internal Revenue Service (the "IRS") that I am    PART 3 --
                               subject to backup withholding as a result of a           [ ]  Awaiting TIN
                               failure to report all interest or dividends, or (c)
                               the IRS has notified me that I am no longer subject
                               to backup withholding, and (3) I am a U.S. person
                               (including a U.S. resident alien).



                               ----------------------------------------------------------------------------------------
                               CERTIFICATE INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).
                               The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

         SIGN HERE             Signature ------------------------------------------
                               Date ------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
 OF UP TO 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON
                  SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                 YOU MUST COMPLETE THE FOLLOWING IF YOU CHECKED
                 THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, up to 28% of all reportable payments made to me will be withheld.

Signature ------------------------------ Date ------------------------- , 20
-----